UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2007 (January 17, 2007)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On January 17, 2007, Chesapeake Energy Corporation issued a press release announcing the company has been named to Forbes’ Platinum 400 list of America’s Best Big Companies. A copy of the press release is attached as exhibit 99.1 to this Current Report.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated January 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Vice President, Assistant Treasurer and Corporate Secretary

Date:	January 23, 2007

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated January 17, 2007

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